Supplement Dated November 4, 2015
To The Prospectus Dated April 27, 2015

JNL® Strategic Income Fund LLC

Effective October 15, 2015, in the section entitled, "Summary Overview of Each Fund" for the JNL/PPM America Strategic Income Fund under "Portfolio Managers," please delete the table in its entirety and replace it with the following:

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Michael T. Kennedy	2012	Senior Managing Director and Portfolio Manager
Anthony Balestrieri	2012	Executive Vice President and Chief Investment Officer-Total Return and Portfolio Manager

Effective October 15, 2015, in the section entitled "Additional Information About the Funds" for the JNL/PPM America Strategic Income Fund, under "The Sub-Adviser and Portfolio Management," please delete the second, third and fourth paragraphs and replace them with the following:

Anthony Balestrieri, Executive Vice President and Chief Investment Officer-Total Return, and Michael T. Kennedy, CFA, Senior Managing Director, manage the assets of the Fund.  Mr. Kennedy serves as lead portfolio manager of the Fund and is responsible for the day-to-day investment decisions of the Fund.  Mr. Balestrieri is responsible for general oversight and participates in decisions relating to the overall investment strategy with respect to the Fund.  As of December 31, 2014, PPM's Public Fixed Income Group currently manages approximately $79.6 billion in assets for various institutional clients based in the U.S. and abroad.

Michael T. Kennedy, CFA, is a Senior Managing Director and Portfolio Manager of PPM. As of December 31, 2014, Mr. Kennedy manages approximately $7.7 billion in assets for various institutional clients based in the U.S. and abroad. Mr. Kennedy joined PPM in October 2006, and has over 29 years of investment experience.  Prior to joining PPM, Mr. Kennedy was a senior vice president and portfolio manager for Columbia Management Group, formerly Stein Roe and Farnham.  Mr. Kennedy earned a Bachelors of Science Degree in Business Administration from Marquette University in 1984 and a Masters of Management Degree from Northwestern University in 1988, and is also a Chartered Financial Analyst.

Anthony Balestrieri is Executive Vice President and Chief Investment Officer-Total Return and Portfolio Manager of PPM. Mr. Balestrieri has over 27 years of investment industry experience.  Prior to assuming his current role, Mr. Balestrieri was a Senior Managing Director and Head of Total Return Fixed Income at PPM.  From May 1998 until joining PPM in June 2003, Mr. Balestrieri was Director of Fixed Income at Merrill Lynch Investment Managers, where he was responsible for the oversight of $16 billion in institutional fixed income assets.  Prior to May 1998, Mr. Balestrieri was a Senior Vice President at Mitchell Hutchins Asset Management responsible for the Short-Term Strategies Group.  Mr. Balestrieri earned a B.A. in Economics and Business/Government and Law from Lafayette College in 1985.

This supplement is dated November 4, 2015.